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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 2, 2005

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                    0-14450                22-1916107
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

  125 Phillips Avenue, South Hackensack, New Jersey              07606
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (201) 641-6600


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE.

         On September 2, 2005, AEP Industries Inc. issued a press release announcing that it has extended the expiration date of its offer to exchange all of its 7.875% Senior Notes due 2013 for an equal amount of newly issued 7.875% Senior Notes due 2013 that have been registered under the Securities Act of 1933, as amended. The release is attached and being furnished as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1 Press release dated September 2, 2005 reporting the extension of the expiration date by AEP Industries Inc. of its offer to exchange all of its 7.875% Senior Notes due 2013.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AEP INDUSTRIES INC.
                                                -------------------------------
                                                (Registrant)

Date September 2, 2005

                                                By: /s/ LAWRENCE R. NOLL
                                                    ----------------------------
                                                    Lawrence R. Noll
                                                    Vice President, Controller
                                                    and Secretary

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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99.1        Press release dated September 2, 2005 reporting the extension of the expiration date by AEP Industries Inc. of its offer to exchange all of its 7.875% Senior Notes due 2013.